Exhibit 10(c)



                                 CONSULTING AGREEMENT

                                    by and between

                             ALLEGHENY LUDLUM CORPORATION

                                         and

                                  ROBERT P. BOZZONE



















          August 1, 1994
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                                 CONSULTING AGREEMENT
                                 ____________________


                    THIS CONSULTING AGREEMENT  made and entered into  as of

          August 1, 1994,  by and between  ALLEGHENY LUDLUM CORPORATION,  a

          Pennsylvania corporation with its principal office in Pittsburgh,

          Pennsylvania (the "Company"),

                                         AND

                    ROBERT   P.   BOZZONE,   an  individual   residing   in

          Westmoreland County, Pennsylvania (the "Consultant");

                    WHEREAS,  the  Consultant has  served  as an  executive

          officer  of the Corporation  (most recently as  its President and

          Chief Executive Officer) for many years; and

                    WHEREAS, the Consultant wishes to retire as an employee

          of the Corporation; and

                    WHEREAS, although the Consultant will continue to serve

          as  a  Director of  the  Corporation, the  Corporation  wishes to retain the services of the Consultant on  a compensated part-time basis  to benefit  from  his  experience  and  knowledge  of  the

          Corporation's business and affairs,  recognizing that the demands the Corporation expects to place on the Consultant's time will be substantially greater than those placed on other Directors of the

          Corporation; and

                    WHEREAS,   the  Consultant   is   willing  to   provide

          consulting  services to  the  Corporation  on  the  terms  stated

          herein.

                    NOW, THEREFORE,  in consideration  of the  premises and

          the mutual promises and covenants contained herein, and intending




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          to be legally bound hereby, the parties hereto agree as follows:

                    1.   Engagement and  Term.   Subject to  the provisions

          for  termination hereinafter  set forth,  the Corporation  hereby engages  the Consultant, and  the Consultant hereby  accepts such engagement by the  Corporation, as a consultant, on  the basis of an  independent  contractor, for  a term  commencing on  the date hereof and ending on July 31, 1995 (the "Term").  Such Term shall be extended automatically for one additional year as of August 1,

          1995 and each  annual anniversary thereof  unless, no later  than sixty (60) days prior to any  such renewal date, either the Board of Directors of  the Corporation (the "Board"), on  behalf of the

          Corporation, or the Consultant gives written notice or the other,

          in accordance  with paragraph 7,  that the  Term shall not  be so extended.

                    2.   Duties.   During the  Term, the Consultant  shall,

          with  the  agreement of  the  Chairman  and  the Chief  Executive

          Officer, focus on  those areas of the affairs  of the Corporation that  all three shall deem to be  most important.  The Consultant will  be  available  to  provide  such  consulting  services  for

          approximately  480 hours  per year.    Such services  will be  in

          addition to services provided by  the Consultant as a Director of the Corporation.

                    3.   Fees  and  Expenses.   For  the  due  and faithful

          performance of the services  contemplated  by this Agreement, the

          Corporation  will  pay  to  the  Consultant  during  the  Term  a consulting fee  in the  amount of $100,000  per year,  payable in


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          monthly installments, within ten days after the end of each month during  the Term.  The Corporation  will reimburse the Consultant for his reasonable and necessary business expenses related to the performance of his duties hereunder.

                    4.   Termination  of  Agreement.   Notwithstanding  any

          other   provision  of  this   Agreement  to  the   contrary,  the

          Consultant's  engagement hereunder  and fees shall  terminate and cease  to  accrue  forthwith  upon  the first  to  occur  of  the

          following:   (a) any  failure or inability  of the  Consultant to

          observe  or  perform  the agreements,  obligations  or  covenants herein contained  upon written notice  by the Corporation  to the

          Consultant or, if the Consultant is deceased, to his beneficiary,

          or (b) expiration of the Term.

                    5.   Integration.    This   Agreement  constitutes  and

          expresses the entire agreement of the parties with respect to the subject  matter hereof  and  supersedes  and  cancels  all  prior negotiations, discussions, agreements and understandings relating

          to such subject matter.   This Agreement may  not be modified  or

          amended  except by  an  instrument in  writing  executed by  both parties hereto.

                    6.   Independent Contractor.   The Consultant shall  be

          and remain  only an  independent contractor.   Nothing  contained

          herein    shall   be   deemed   or   construed   to   create   an

          employer/employee  relationship.   In  addition  to his  services

          hereunder, the  Consultant  will  serve  as  a  Director  of  the

          Corporation,  subject to  election  by  the  shareholders.    The


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          Consultant shall be  entitled to receive such  fees, compensation and other benefits as may be paid by the Corporation from time to

          time  to   non-employee  directors  and  any   compensation  paid

          hereunder shall be  paid in addition to any  compensation paid to the Consultant in  his capacity as a Director  of the Corporation or any of its affiliates.

                    7.   Notices.  All notices, requests, demands and other

          communications hereunder shall be in  writing and shall be deemed to have been duly given if delivered by hand or mailed within the continental United States  by first class certified  mail, return receipt requested, postage prepaid, addressed as follows:

                         (a)  if to the Board or the Corporation, to:

                              Allegheny Ludlum Corporation
                              1000 Six PPG Place
                              Pittsburgh, PA  15222
                              Attention:  Chairman, Personnel and
                                          Compensation Committee

                         (b)  to the Consultant, to:

                              Robert P. Bozzone
                              311 Hillcrest Drive
                              Lower Burrell, PA  15068

          Such addresses may be changed by written notice sent to the other party at the last recorded address of that party.

                    8.   Miscellaneous.

                    (a)  The   invalidity   or  unenforceability   of   any

          particular  provisions of  this Agreement  shall  not affect  the other provisions hereof; and this Agreement shall be construed in all  respects as if such invalid or unenforceable provisions were omitted.


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                    (b)  This Agreement is not  assignable by either  party

          and  no  payment  to  be  made  hereunder  shall  be  subject  to anticipation,  alienation,  sale, transfer,  assignment,  pledge,

          encumbrance or other charge.

                    (c)  This Agreement  may  be executed  by  the  parties

          hereto in counterparts, each  of which shall  be deemed to be  an original,  but all such counterparts shall constitute one and the same instrument,  and all signatures  need not appear on  any one counterpart.

                    (d)  Jurisdiction  over disputes  with  regard to  this

          Agreement shall be exclusively in the courts of  the Commonwealth of  Pennsylvania, and  this  Agreement  shall  be  construed  and interpreted in accordance with and governed by the laws of the




























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          Commonwealth  of Pennsylvania  other than  the  conflict of  laws provisions of such laws.

                    IN WITNESS  WHEREOF, the  parties hereto  have executed

          this Agreement the day and year first above written.


          ATTEST:                            ALLEGHENY LUDLUM CORPORATION


          s/ Jon D. Walton                        s/ R.P. Simmons
          ______________________________     By:  _________________________
                 Secretary                         Chairman of the Board

          (Corporate Seal)


          WITNESS:                           CONSULTANT


          s/ Carol J. Mueller                s/ Robert P. Bozzone
          ______________________________     ______________________________
                                                   Robert P. Bozzone



























          MBL000353
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